UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 20, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Washington               000-15540           91-1223535
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(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)           File Number)       Identification Number)


               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)



       Registrant's telephone number, including area code: (425) 514-0700
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)          Exhibits:

Exhibit No.  Description
-----------  -----------
    99       Press Release, dated October 20, 2003


ITEM 9. REGULATION FD DISCLOSURE

     On October 20, 2003, the Corporation released earnings information for the third quarter ended September 30, 2003. The press release includes information regarding interest income on a taxable equivalent basis or TE. TE is a non-GAAP performance measure used by management in operating the business which management believes provides investors with a more accurate picture of the interest margin for comparative purposes.

     The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 20, 2003
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                                       FRONTIER FINANCIAL CORPORATION

                                      By: /s/ Michael J. Clementz
                                          -----------------------
                                              Michael J. Clementz
                                     Its:     President & CEO